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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Pan Pacific Retail Properties, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                                  /s/ KPMG LLP

San Diego, California
July 3, 2001